UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2022

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Vertex Energy, Inc. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 7, 2022 (the “Initial Report”) disclosing among other things: (a) the April 1, 2022 entry into a Loan and Security Agreement between Vertex Refining Alabama LLC, a Delaware limited liability company (“Vertex Refining”) which is indirectly wholly-owned by the Company, the Company, as a guarantor, substantially all of the Company’s direct and indirect subsidiaries, as guarantors, certain funds, as lenders, and Cantor Fitzgerald Securities, in its capacity as administrative agent and collateral agent for the lenders; (b) the April 1, 2022 acquisition by Vertex Refining of a refinery located in Mobile, Alabama refinery (the “Mobile Refinery”); and (c) the April 1, 2022 entry into a Supply and Offtake Agreement between Vertex Refining and Macquarie Energy North America Trading Inc. (“Macquarie”), pertaining to crude oil supply and offtake of finished products located at the Mobile Refinery (the “Supply and Offtake Agreement”).

As described in the Initial Report, in connection with the acquisition and related transactions described in the Initial Report, Vertex Refining and certain other parties entered into agreements, in addition to those described in detail in the Initial Report, certain of which were anticipated to be deemed material definitive agreements. The Company and the counterparties to these agreements were still in the process of drafting disclosure of the material terms of those agreements as of the date of the Initial Report filing and the Company indicated in the Initial Report that it planned to file an amendment to the Initial Report, to more fully disclose the material terms of such additional material agreements, and to include such agreements as exhibits, in the future.

This Amendment No. 1 to the Initial Report is being filed to disclose in greater detail the Storage & Services Agreement, Crude Oil & Hydrocarbon Feedstock Supply Agreement and Products Offtake Agreement (collectively, the “Additional Agreements”), each as described in greater detail below, and to file such agreements as exhibits to this filing.

Except for this Explanatory Note, the disclosures set forth below regarding the Additional Agreements which amend and supplement Item 1.01 of the Initial Report, and the inclusion of the Additional Agreements as exhibits to this Amendment No. 1 to the Initial Report in Item 9.01, below, there are no changes to the Initial Report, as amended by this Amendment No. 1, and this Amendment No. 1 should be read in connection with the Initial Report.

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures below should be read in connection with, and supplement and add to the disclosures and information set forth in, the Initial Report.

Crude Supply Agreement

On April 1, 2022 (the “Commencement Date”), Vertex Refining and Shell Trading (US) Company (“STUSCO”) entered into a Crude Oil & Hydrocarbon Feedstock Supply Agreement (the “Crude Supply Agreement”) pursuant to which STUSCO agreed to sell to Vertex Refining, and Vertex Refining agreed to buy from STUSCO, all of the crude oil and hydrocarbon feedstock requirements of the Mobile Refinery, subject to certain exceptions set forth therein. The agreement provides that STUSCO is the exclusive supplier for the Mobile Refinery’s requirement for crude oil and hydrocarbon feedstock.

The initial term of the Crude Supply Agreement will continue for five (5) years beginning on the Commencement Date, unless earlier terminated, and will automatically renew for one (1) year renewal terms thereafter subject to timely notice of either party that it elects not to so renew.

Pursuant to the Crude Supply Agreement, STUSCO will procure crude oil based upon a monthly mandate from Vertex Refining as to the Mobile Refinery’s requirements for each delivery month, based on a pre-agreed price, based on internal market prices, subject in certain cases to markup.

Vertex Refining will prepay STUSCO for crude oil deliveries on a provisional basis during a predetermined delivery period during each delivery month, subject to final true up.

The Crude Supply Agreement also contains customary and typical general terms and conditions for transactions of this nature.

Pursuant to a tripartite agreement, Macquarie may intermediate Vertex Refining’s purchases of crude oil from STUSCO under the Crude Supply Agreement, from time to time, by assuming Vertex Refining’s rights and obligations under the Crude Supply Agreement in respect of purchases of crude oil and feedstock in a given delivery month. If Macquarie assumes Vertex Refining’s rights and obligations, Macquarie will be responsible for paying the purchase price for such crude oil and feedstocks to STUSCO in accordance with the terms of the tripartite agreement. In the event that Macquarie intermediates a purchase and sale, the terms and conditions for Vertex Refining’s payments to Macquarie for such crude oil and feedstocks will be determined pursuant to the Supply and Offtake Agreement.

Storage & Services Agreement

On the Commencement Date, Vertex Refining and Macquarie entered into a Storage & Services Agreement (the “Storage & Services Agreement”), whereby Vertex Refining granted Macquarie certain access, storage, usage and information rights in respect of the Mobile Refinery and certain storage facilities and agreed to provide Macquarie certain services in connection with, among other things, such rights under certain other agreements, including the Supply and Offtake Agreement and various tripartite agreements.

Pursuant to the Storage & Services Agreement, Macquarie will pay Vertex Refining a monthly storage fee for provision of the storage and related services.

Pursuant to the Storage & Services Agreement, Macquarie will have the exclusive and uninterrupted license and right to use certain storage facilities specified in the Supply and Offtake Agreement (the “Included Locations”), including the right to inject, store and withdraw crude oil and products (as applicable) in and from the Included Locations. Vertex Refining will be responsible for the care, custody and control of, and will hold as bailee, the property of Macquarie and certain other eligible hydrocarbons which are held within the Included Locations, and will be solely responsible for pumping, unloading, receipt, movements, blending, transportation, storage, measuring, gauging, sampling, analysis, treatment, refining, loading, and delivery of and use of such property, subject to the terms of the Supply and Offtake Agreement and other applicable transaction documents.

Pursuant to the Storage & Services Agreement and in addition to customary services provided by a storage provider, Macquarie has appointed Vertex Refining to perform certain obligations assumed by Macquarie in connection with supply, offtake and exchange arrangements related to the Supply and Offtake Agreement and related transaction documents, including, without limitation, giving, receiving, accepting and rejecting nominations for delivering, loading, unloading, receiving and transporting crude oil and products; the provision of facilities for the delivery, loading, unloading and transportation of crude oil and products; arranging, coordinating quantity and quality sampling, measurements, analysis and inspections for crude oil and products; preparing and handling shipping documentation; providing information with respect to, and submitting claims in relation to, quality, quantity and demurrage; and notifying Macquarie of the occurrence of certain specified events. Vertex Refining periodically will be required to provide various reports to Macquarie regarding the inventory held in the Included Locations.

The Storage & Services Agreement includes certain accelerated export rights pursuant to which, upon the occurrence of certain events, including during the continuation of an event of default under the Supply and Offtake Agreement, Macquarie can instruct Vertex Refining to withdraw all or any amount of Macquarie’s property from the Included Locations.

Macquarie has certain rights to inspect and access the Included Locations and conduct audits on accounting records and other documents maintained by Vertex Refining relating to the Storage & Services Agreement, in each case subject to the terms and conditions of the Storage & Services Agreement.

Vertex Refining will be required to maintain and operate the Included Locations in accordance with various customary covenants contained within the Storage & Services Agreement, including, without limitation, in respect of the maintenance of the Included Locations and related facilities, the standard of care pursuant to which Vertex Refining will perform services under the Storage & Services Agreement, insurance requirements, and compliance with laws. Vertex Refining made various representations and warranties to Macquarie which are required to continue to be met during the term of the agreement, which are customary and typical for storage agreements relating to an intermediation facility, including maintaining insurance. The Supply & Storage Agreement also includes certain customary limitations on liability and damages.

In addition to certain obligations to indemnify Macquarie for loss, damage or degradation of Macquarie’s property held at the Included Locations, Vertex Refining agreed to indemnify Macquarie against various liabilities which may arise relating to its performance under the Storage & Services Agreement, as well as, among other liabilities, any liabilities directly or indirectly arising from or in connection with environmental conditions at the facility, environmental law, required permits, and law applicable to the operation of Vertex Refining’s refinery and storage facilities.

The term of the Storage & Services Agreement will continue until the earlier to occur of (i) the date upon which all of Macquarie’s property in the Included Locations has been sold to Vertex Refining or another person or (ii) the date upon which Macquarie has certified that all of its property has been removed from the Included Locations.

ULSD/Gasoline Offtake Agreement

On the Commencement Date, Vertex Refining and Equilon Enterprises LLC, dba Shell Oil Products US (“Shell”) entered into a refined products offtake agreement for the sale of ultra low sulfur diesel (“ULSD”) and gasoline (the “ULSD/Gasoline Offtake Agreement”) pursuant to which Shell agreed to purchase from Vertex Refining, and Vertex Refining agreed to sell to Shell, ULSD and gasoline produced by the Mobile Refinery according to an agreed nomination and confirmation process, subject to certain exceptions set forth therein.

The initial term of the ULSD/Gasoline Offtake Agreement will continue for five years beginning on the Commencement Date, unless earlier terminated as provided in the ULSD/Gasoline Offtake Agreement, and will automatically renew for one year renewal terms thereafter, unless terminated by either party by written notice as set forth therein.

With respect to purchases and sales of ULSD, during the first three years of the term, Shell is required to purchase and Vertex Refining is required to sell certain pre-determined amounts of barrels (subject to minimums and maximums) per month. Thereafter, Vertex Refining may elect to sell Shell the same amounts or certain other pre-determined amounts, at Shell’s option. Volumes in excess of the foregoing limits for ULSD may be sold subject to mutual agreement.

With respect to purchases and sales of gasoline, during the first three years of the term, Shell will purchase all gasoline produced at the refinery up to certain maximum number of barrels per day, and all premium gasoline up to a pre-determined maximum number of barrels per day. Thereafter, Vertex Refining may elect to sell Shell the same amounts or certain pre-determined amounts of barrels (subject to minimums and maximums) per month, at Shell’s option. Volumes in excess of the foregoing limits for gasoline may be sold subject to mutual agreement.

In the event that Shell does not purchase and take delivery of certain required quantities of product nominated for purchase in a given month, Vertex Refining is entitled to sell the resulting shortfall volumes and obtain cover damages from Shell (excluding shortfall volumes resulting from force majeure events). In the event that Vertex Refining does not supply certain required quantities of product nominated for sale in a given month, Shell is entitled to procure replacement product to cover the shortfall volumes and obtain damages from Vertex Refining (excluding shortfall volumes resulting from force majeure events) in connection therewith.

Products will be provisionally priced and invoiced over certain pre-determined periods, subject to final true up. Prices will be calculated based upon published indices and an agreed fixed per gallon differentials.

The ULSD/Gasoline Offtake Agreement also contains customary and typical general terms and conditions for transactions of this nature.

Pursuant to a tripartite agreement, Macquarie may intermediate Vertex Refining’s sales of ULSD and gasoline to Shell from time to time by assuming Vertex Refining’s rights and obligations under the ULSD/Gasoline Offtake Agreement in respect of a given delivery month. In such an event, Macquarie and Shell will settle amounts owed between them with respect to ULSD and gasoline in accordance with the terms of the tripartite agreement, and Macquarie and Vertex will settle amounts owed between them with respect to such ULSD and gasoline pursuant to the terms of the Supply and Offtake Agreement.

* * * * *

The foregoing description of the Crude Oil & Hydrocarbon Feedstock Supply Agreement, Storage & Services Agreement, and ULSD/Gasoline Offtake Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of such Crude Oil & Hydrocarbon Feedstock Supply Agreement, Storage & Services Agreement, and ULSD/Gasoline Offtake Agreement, which are filed as Exhibits 10.12, 10.13 and 10.14 to this Amendment No. 1 to Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+	Sale and Purchase Agreement dated May 26, 2021, by and between Vertex Operating Company LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US and/or Shell Chemical LP and/or Shell Oil Company (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2021, and incorporated by reference herein)(File No. 001-11476)
2.2*	Assignment and Assumption of Contract effective April 1, 2022, between Vertex Energy Operating LLC and Vertex Refining Alabama LLC
4.1*	Warrant Agreement dated April 1, 2022, by and among Vertex Energy, Inc. and Continental Stock Transfer & Trust Company, as warrant agent
10.1*+	Loan and Security Agreement dated April 1, 2022, by and among Vertex Refining Alabama LLC, as borrower, Vertex Energy, Inc., as parent and as a guarantor, certain direct and indirect subsidiaries of Vertex Energy, Inc., as guarantors, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the lenders
10.2*	Intellectual Property Security Agreement dated April 1, 2022, by and between Vertex Energy Operating, LLC, as grantor and Cantor Fitzgerald Securities, as administrative and collateral agent for the lenders

10.3*	Collateral Pledge Agreement dated April 1, 2022, by and among Vertex Energy Inc., Vertex Refining Alabama LLC, each of Vertex Energy, Inc.’s direct and indirect subsidiaries party thereto and Cantor Fitzgerald Securities, as collateral agent for the lenders
10.4*+	Supply and Offtake Agreement dated April 1, 2022, by and between Macquarie Energy North America Trading Inc. and Vertex Refining Alabama LLC
10.5*	Intercreditor Agreement dated April 1, 2022, among Cantor Fitzgerald Securities, as the term loan agent, Macquarie Energy North America Trading Inc., as the intermediation facility secured party, Vertex Refining Alabama LLC, and the other grantors party thereto
10.6*	Guaranty between Vertex Energy, Inc. and Macquarie Energy North America Trading Inc., dated April 1, 2022
10.7*	Pledge and Security Agreement dated April 1, 2022, between Vertex Alabama Refining LLC, and Macquarie Energy North America Trading Inc.
10.8*	Registration Rights Agreement dated April 1, 2022, between Vertex Energy, Inc. and each of the holders of the Lender Warrants
10.9+	Swapkit Purchase Agreement entered into between Vertex Energy Operating, LLC and Equilon Enterprises LLC d/b/a Shell Oil Products US, dated May 26, 2021 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2021, and incorporated by reference herein)(File No. 001-11476)
10.10	Purchase and Sale Agreement dated February 25, 2022, by and between Tensile-Vertex Holdings, LLC, Tensile-Myrtle Grove Acquisition Corporation and Vertex Splitter Corporation (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 3, 2022, and incorporated by reference herein)(File No. 001-11476)
10.11*	Inventory Sales Agreement dated April 1, 2022, by and between Vertex Refining Alabama LLC and Macquarie Energy North America Trading Inc.
10.12**#£	Crude Oil & Hydrocarbon Feedstock Supply Agreement dated April 1, 2022, by and between Vertex Refining LLC and Shell Trading (US) Company
10.13**	Storage & Services Agreement dated April 1, 2022, by and between Vertex Refining Alabama LLC and Macquarie Energy North America Trading Inc.
10.14**£	ULSD/Gasoline Offtake Agreement dated April 1, 2022, by and between Vertex Refining Alabama LLC and Equilon Enterprises LLC, dba Shell Oil Products US
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed as exhibits to the Initial Report.

** Filed herewith.

# Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

£ Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[***]”) because the identified confidential portions (i) are not material and (ii) the Company customarily and actually treats that information as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: April 26, 2022	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer